Financial expenses	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Financial expenses

27.	Financial expenses

	12/31/2025	12/31/2024
Financial income	2,226	3,883

Financial expenses
Interest accrued on loans and export prepayment expenses (1)	(20,204)	(20,954)
Contractual penalty fee	(987)	(4,898)
Foreign exchange on tax/fees	(2,104)	(3,869)
Interest and late payment penalties on taxes	(1,830)	(1,229)
Accretion of leases and asset retirement obligation	(643)	(525)
Other expenses	(430)	(553)
	(26,198)	(32,028)
Foreign exchange variation on net assets (2)	13,652	(32,806)
Financial expenses, net total	(10,320)	(60,951)
(1)	In the year ended December 31, 2025 interest accrued on loans and export prepayment expenses comprised $6,185 related to export prepayment agreements, $2,780 to financing agreements with BDMG and $11,239 to long-term export prepayment – Synergy.
(2)	The Brazilian Real appreciated by 11.1% against the US Dollar in the year ended December 31, 2025. This variation is non-cash and primarily affects provisions and accruals.

Accounting Policy

Financial income is represented by gains on changes in the value of financial assets and liabilities measured at fair value through profit or loss, as well as interest income obtained through the effective interest method.

Interest income is recognized in profit or loss using the effective interest method.

Financial expenses basically include interest expenses on loans and changes in the value of financial assets and liabilities measured at fair value through profit or loss. Borrowing costs that are directly attributable to the acquisition, construction or production of a qualifying asset are capitalized along with the investment.